Exhibit 10.6

AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed to be effective as of July 29, 2022, between CRYO-CELL INTERNATIONAL, INC., a Delaware corporation (“Borrower”), SUSSER BANK, a Texas State Bank, as administrative agent (“Administrative Agent”), and each of the Lenders party hereto.

A. Borrower, Administrative Agent, and Lenders are party to that certain Credit Agreement dated as of July 18, 2022 (as modified, amended, renewed, extended, and restated, the “Credit Agreement”).

B. Borrower Administrative Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.
Amendments to Credit Agreement.

(a) The definitions of “Business Day,” “Floor,” “Interest Period,” and “Interest Rate Change Date” are hereby deleted from Section 1.1 of the Credit Agreement in their entirety and such definitions are replaced with the following:

“Business Day” means for all purposes, a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized or required by Law to be closed. Unless otherwise provided, the term “days” when used herein means calendar days.

“Floor” means a rate per annum equal to (a) with respect to Monthly SOFR or Daily Simple SOFR, four and one half percent (4.50%) and (b) with respect to the Base Rate, five and one half percent (5.50%); provided, however, that with respect to any Term Loan, the Floor not apply at any time in which a Hedge Agreement with a Lender as the counterparty is in effect with respect to such Term Loan.

“Interest Period” means as to each Monthly SOFR Rate Loan, the one (1) month period commencing on the most recent Interest Rate Change Date to but excluding the 15th day of the following month; provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Monthly SOFR Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; and

(ii) no Interest Period shall extend beyond the Maturity Date.

“Interest Rate Change Date” means the fifteenth (15th) Business Day of each month. If the fifteenth (15th) day of a month does not fall on a Business Day, the applicable Interest Rate Change Date shall be the immediately following Business Day.

4867-1942-4555.1 Amendment to Credit Agreement

(b) Section 2.7(b) of the Credit Agreement is hereby amended to delete the last sentence thereof in its entirety and replace such sentence with the following:

In addition, the principal balance of the Outstanding Amount of the Term Loans shall be due and payable (i) in monthly installments set forth on the Payment Schedule attached hereto as Exhibit I in an amount sufficient to fully amortize the Term Loan based on a twenty-five (25) year step-modified style amortization, on the fifteenth day of each calendar month during the term hereof, commencing September 15, 2022, and (ii) in one final installment on the Maturity Date for the Term Loan Facility in the amount of the then Outstanding Amount of the Term Loans and all accrued but unpaid interest thereon.

(c) The Credit Agreement is hereby amended to add thereto Exhibit I attached to this Amendment.

3.
Amendments to Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.
Condition Precedent. This Amendment shall not be effective until (a) Administrative Agent receives this Amendment as executed by Borrower, Administrative Agent and Lenders, (b) Administrative Agent receives, in immediately available funds, (i) the estimated fees and expenses of Administrative Agent’s counsel incurred in connection with this Amendment and (ii) all other fees and expenses payable by Borrower with respect to this Amendment as set forth a fee letter between Borrower and Administrative Agent, (c) all representations and warranties set forth in this Amendment are true and correct, and (d) both before and after giving effect to this Amendment, no Default exists.

5.
Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of Lenders, under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.
Confirmation. Borrower hereby confirms (a) the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers, and privileges existing by virtue of the Loan Documents, (b) that the indebtedness secured by each of the Loan Documents includes, among other indebtedness, the Obligations, and (c) that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’ obligations under the Credit Agreement and other Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

7.
Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this

4867-1942-4555.1 2 Amendment to Credit Agreement

Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower, and are enforceable against Borrower in accordance with their respective terms, except as limited by debtor relief laws; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects immediately prior to, and after giving effect to, this Amendment; and (f) prior to and after giving effect to this Amendment, no Default exists.

8.
Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law (without reference to applicable rules of conflicts of Laws), (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9. Electronic Signatures. This Amendment and any document, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Borrower agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it (such agreement not to be unreasonably withheld); provided, further, without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Borrower without further verification and (ii) upon the request of Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

1.
Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of

4867-1942-4555.1 3 Amendment to Credit Agreement

prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

9.
Parties. This Amendment binds and inures to Borrower, Administrative Agent, Lenders, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

4867-1942-4555.1 4 Amendment to Credit Agreement

EXECUTED as of the date first stated above.

BORROWER:

CRYO-CELL INTERNATIONAL, INC., a Delaware corporation

By:

Name: Mark Portnoy

Title: Co-Chief Executive Officer

Signature Page to Amendment Credit Agreement

ADMINISTRATIVE AGENT:

SUSSER BANK, a Texas State Bank

By: /s/ Chris Wheeler

Name: Chris Wheeler

Title: President, Austin Region

Signature Page to Amendment Credit Agreement

LENDERS:

SUSSER BANK, a Texas State Bank, as Lender

By: /s/ Chris Wheeler

Name: Chris Wheeler

Title: President, Austin Region

Signature Page to Amendment Credit Agreement

EXHIBIT I

Payment Schedule

Start Date	End Date	Beginning Balance (USD)	Principal Payment (USD)
7/29/2022	8/15/2022	$8,960,000.00	$0.00
8/15/2022	9/15/2022	$8,960,000.00	$12,854.35
9/15/2022	10/17/2022	$8,947,145.65	$12,854.35
10/17/2022	11/15/2022	$8,934,291.30	$12,854.35
11/15/2022	12/15/2022	$8,921,436.95	$12,854.35
12/15/2022	1/17/2023	$8,908,582.60	$12,854.35
1/17/2023	2/15/2023	$8,895,728.25	$12,854.35
2/15/2023	3/15/2023	$8,882,873.90	$12,854.35
3/15/2023	4/17/2023	$8,870,019.55	$12,854.35
4/17/2023	5/15/2023	$8,857,165.20	$12,854.35
5/15/2023	6/15/2023	$8,844,310.85	$12,854.35
6/15/2023	7/17/2023	$8,831,456.50	$12,854.35
7/17/2023	8/15/2023	$8,818,602.15	$12,854.35
8/15/2023	9/15/2023	$8,805,747.80	$13,554.95
9/15/2023	10/16/2023	$8,792,192.85	$13,554.95
10/16/2023	11/15/2023	$8,778,637.90	$13,554.95
11/15/2023	12/15/2023	$8,765,082.95	$13,554.95
12/15/2023	1/16/2024	$8,751,528.00	$13,554.95
1/16/2024	2/15/2024	$8,737,973.05	$13,554.95
2/15/2024	3/15/2024	$8,724,418.10	$13,554.95
3/15/2024	4/15/2024	$8,710,863.15	$13,554.95
4/15/2024	5/15/2024	$8,697,308.20	$13,554.95
5/15/2024	6/17/2024	$8,683,753.25	$13,554.95
6/17/2024	7/15/2024	$8,670,198.30	$13,554.95
7/15/2024	8/15/2024	$8,656,643.35	$13,554.95
8/15/2024	9/16/2024	$8,643,088.40	$14,548.93
9/16/2024	10/15/2024	$8,628,539.47	$14,548.93
10/15/2024	11/15/2024	$8,613,990.54	$14,548.93
11/15/2024	12/16/2024	$8,599,441.61	$14,548.93

Exhibit I to Amendment to Credit Agreement

12/16/2024	1/15/2025	$8,584,892.68	$14,548.93
1/15/2025	2/18/2025	$8,570,343.75	$14,548.93
2/18/2025	3/17/2025	$8,555,794.82	$14,548.93
3/17/2025	4/15/2025	$8,541,245.89	$14,548.93
4/15/2025	5/15/2025	$8,526,696.96	$14,548.93
5/15/2025	6/16/2025	$8,512,148.03	$14,548.93
6/16/2025	7/15/2025	$8,497,599.10	$14,548.93
7/15/2025	8/15/2025	$8,483,050.17	$14,548.93
8/15/2025	9/15/2025	$8,468,501.24	$15,248.77
9/15/2025	10/15/2025	$8,453,252.47	$15,248.77
10/15/2025	11/17/2025	$8,438,003.70	$15,248.77
11/17/2025	12/15/2025	$8,422,754.93	$15,248.77
12/15/2025	1/15/2026	$8,407,506.16	$15,248.77
1/15/2026	2/17/2026	$8,392,257.39	$15,248.77
2/17/2026	3/16/2026	$8,377,008.62	$15,248.77
3/16/2026	4/15/2026	$8,361,759.85	$15,248.77
4/15/2026	5/15/2026	$8,346,511.08	$15,248.77
5/15/2026	6/15/2026	$8,331,262.31	$15,248.77
6/15/2026	7/15/2026	$8,316,013.54	$15,248.77
7/15/2026	8/17/2026	$8,300,764.77	$15,248.77
8/17/2026	9/15/2026	$8,285,516.00	$16,598.70
9/15/2026	10/15/2026	$8,268,917.30	$16,598.70
10/15/2026	11/16/2026	$8,252,318.60	$16,598.70
11/16/2026	12/15/2026	$8,235,719.90	$16,598.70
12/15/2026	1/15/2027	$8,219,121.20	$16,598.70
1/15/2027	2/16/2027	$8,202,522.50	$16,598.70
2/16/2027	3/15/2027	$8,185,923.80	$16,598.70
3/15/2027	4/15/2027	$8,169,325.10	$16,598.70
4/15/2027	5/17/2027	$8,152,726.40	$16,598.70
5/17/2027	6/15/2027	$8,136,127.70	$16,598.70
6/15/2027	7/15/2027	$8,119,529.00	$16,598.70
7/15/2027	8/16/2027	$8,102,930.30	$16,598.70
8/16/2027	9/15/2027	$8,086,331.60	$17,532.22

Exhibit I to Amendment to Credit Agreement

9/15/2027	10/15/2027	$8,068,799.38	$17,532.22
10/15/2027	11/15/2027	$8,051,267.16	$17,532.22
11/15/2027	12/15/2027	$8,033,734.94	$17,532.22
12/15/2027	1/18/2028	$8,016,202.72	$17,532.22
1/18/2028	2/15/2028	$7,998,670.50	$17,532.22
2/15/2028	3/15/2028	$7,981,138.28	$17,532.22
3/15/2028	4/17/2028	$7,963,606.06	$17,532.22
4/17/2028	5/15/2028	$7,946,073.84	$17,532.22
5/15/2028	6/15/2028	$7,928,541.62	$17,532.22
6/15/2028	7/17/2028	$7,911,009.40	$17,532.22
7/17/2028	8/15/2028	$7,893,477.18	$17,532.22
8/15/2028	9/15/2028	$7,875,944.96	$18,654.28
9/15/2028	10/16/2028	$7,857,290.68	$18,654.28
10/16/2028	11/15/2028	$7,838,636.40	$18,654.28
11/15/2028	12/15/2028	$7,819,982.12	$18,654.28
12/15/2028	1/16/2029	$7,801,327.84	$18,654.28
1/16/2029	2/15/2029	$7,782,673.56	$18,654.28
2/15/2029	3/15/2029	$7,764,019.28	$18,654.28
3/15/2029	4/16/2029	$7,745,365.00	$18,654.28
4/16/2029	5/15/2029	$7,726,710.72	$18,654.28
5/15/2029	6/15/2029	$7,708,056.44	$18,654.28
6/15/2029	7/16/2029	$7,689,402.16	$18,654.28
7/16/2029	8/15/2029	$7,670,747.88	$18,654.28
8/15/2029	9/17/2029	$7,652,093.60	$19,849.72
9/17/2029	10/15/2029	$7,632,243.88	$19,849.72
10/15/2029	11/15/2029	$7,612,394.16	$19,849.72
11/15/2029	12/17/2029	$7,592,544.44	$19,849.72
12/17/2029	1/15/2030	$7,572,694.72	$19,849.72
1/15/2030	2/15/2030	$7,552,845.00	$19,849.72
2/15/2030	3/15/2030	$7,532,995.28	$19,849.72
3/15/2030	4/15/2030	$7,513,145.56	$19,849.72
4/15/2030	5/15/2030	$7,493,295.84	$19,849.72
5/15/2030	6/17/2030	$7,473,446.12	$19,849.72

Exhibit I to Amendment to Credit Agreement

6/17/2030	7/15/2030	$7,453,596.40	$19,849.72
7/15/2030	8/15/2030	$7,433,746.68	$19,849.72
8/15/2030	9/16/2030	$7,413,896.96	$21,121.71
9/16/2030	10/15/2030	$7,392,775.25	$21,121.71
10/15/2030	11/15/2030	$7,371,653.54	$21,121.71
11/15/2030	12/16/2030	$7,350,531.83	$21,121.71
12/16/2030	1/15/2031	$7,329,410.12	$21,121.71
1/15/2031	2/18/2031	$7,308,288.41	$21,121.71
2/18/2031	3/17/2031	$7,287,166.70	$21,121.71
3/17/2031	4/15/2031	$7,266,044.99	$21,121.71
4/15/2031	5/15/2031	$7,244,923.28	$21,121.71
5/15/2031	6/16/2031	$7,223,801.57	$21,121.71
6/16/2031	7/15/2031	$7,202,679.86	$21,121.71
7/15/2031	8/15/2031	$7,181,558.15	$21,121.71
8/15/2031	9/15/2031	$7,160,436.44	$22,370.34
9/15/2031	10/15/2031	$7,138,066.10	$22,370.34
10/15/2031	11/17/2031	$7,115,695.76	$22,370.34
11/17/2031	12/15/2031	$7,093,325.42	$22,370.34
12/15/2031	1/15/2032	$7,070,955.08	$22,370.34
1/15/2032	2/17/2032	$7,048,584.74	$22,370.34
2/17/2032	3/15/2032	$7,026,214.40	$22,370.34
3/15/2032	4/15/2032	$7,003,844.06	$22,370.34
4/15/2032	5/17/2032	$6,981,473.72	$22,370.34
5/17/2032	6/15/2032	$6,959,103.38	$22,370.34
6/15/2032	7/15/2032	$6,936,733.04	$22,370.34
7/15/2032	7/29/2032	$6,914,362.70	$6,914,362.70

Exhibit I to Amendment to Credit Agreement